UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

November 6, 2013
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DEVRY EDUCATION GROUP INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, IL	60515
(Address of principal executive offices)	(Zip Code)

(630) 571-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

DeVry Education Group Inc. (“DeVry Group”) held its Annual Meeting of Shareholders on November 6, 2013 (the “Annual Meeting”). For more information on the proposals presented at the meeting, see the proxy statement on Schedule 14A filed by DeVry Group with the U.S. Securities and Exchange Commission (“SEC”) on October 7, 2013, and the supplement thereto as filed by DeVry Group with the SEC on October 29, 2013 (collectively, the “Proxy Statement”), in each case the relevant portions of which are incorporated herein by reference.  At the Annual Meeting, shareholders approved an amendment to DeVry Group’s Restated Certificate of Incorporation (the “Amendment”) to change the organization’s name from DeVry Inc. to DeVry Education Group Inc. The Amendment was filed with the Secretary of State of the State of Delaware on November 6, 2013 and became effective immediately upon filing.  A complete copy of the Amendment is attached hereto as Exhibit 3.1.

On August 12, 2013, the Board of Directors of DeVry Group approved an amendment to DeVry Group’s Amended and Restated By-laws, as amended (the “By-laws”), to reflect the change of the name from DeVry Inc. to DeVry Education Group Inc. so that on the first page of the By-laws the reference to “DeVry Inc.” was be amended to read “DeVry Education Group Inc.”  The amendment took effect upon the filing of the Amendment with the Secretary of State of the State of Delaware on November 6, 2013.  A complete copy of the By-laws, as amended, is attached hereto as Exhibit 3.2.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Set forth below are the matters acted upon by DeVry Group’s shareholders at the Annual Meeting held on November 6, 2013and the final voting results on each such matter.

The shareholders elected each of the three nominees as Class I Directors to serve until the 2015 Annual Meeting of Shareholders or until their successors are elected and qualified:

Director	Affirmative Votes	Votes Withheld	Broker Non-Votes
Connie R. Curran	46,784,254	9,244,118	2,789,729
Daniel Hamburger	54,889,820	1,138,552	2,789,729
Ronald L. Taylor	54,678,701	1,349,671	2,789,729

The shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the independent registered public accounting firm for DeVry Group for fiscal year 2014:

Affirmative Votes	Votes Against	Abstain	Broker Non-Votes
58,601,863	203,069	13,169	n/a

The shareholders approved the amendment of DeVry Group’s Restated Certificate of Incorporation to change the organization’s name from DeVry Inc. to DeVry Education Group Inc.:

Affirmative Votes	Votes Against	Abstain	Broker Non-Votes
58,753,203	46,669	18,229	n/a

The shareholders approved the DeVry Inc. Amended and Restated Incentive Plan of 2013:

Affirmative Votes	Votes Against	Abstain	Broker Non-Votes
45,534,674	10,420,128	73,570	2,789,729

The shareholders in an advisory vote approved the compensation of DeVry Group’s named executive officers, as described in the Proxy Statement:

Affirmative Votes	Votes Against	Abstain	Broker Non-Votes
37,522,369	18,428,010	77,993	2,789,729

Item 7.01.  Regulation FD Disclosure.

On November 6, 2013, DeVry Group issued a press release announcing that Connie R. Curran was appointed as Board Chair effective at the Annual Meeting.

Also on November 6, 2013, DeVry Group issued a press release announcing the organization’s name change from DeVry Inc. to DeVry Education Group Inc.

Finally, on November 6, 2013, DeVry Group issued a press release announcing that its Board of Directors (the “Board”) had declared a dividend payment on DeVry’s common stock of $0.17 per share, payable on December 27, 2013, to common stockholders of record as of December 6, 2013. Future dividends will be at the discretion of the Board.

Forward Looking Statements

Certain statements contained in this Form 8-K and related press releases, including those that affect DeVry Group’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Education Group Inc. or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” or other words or phrases of similar import.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause DeVry Group’s actual results to differ materially from those projected or implied by these forward-looking statements.  Additional information regarding factors that could cause results to differ can be found in DeVry Group’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

These forward-looking statements are based on information as of November 6, 2013, and DeVry Group assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01.  Financial Statements and Exhibits.

3.1             Amendment to Restated Certificate of Incorporation, dated November 6, 2013.

3.2             Amended and Restated By-laws of DeVry Education Group Inc., as amended as of November 6, 2013.

99.1           Press Release, dated November 6, 2013, announcing appointment of Connie R. Curran as Board Chair.

99.2           Press Release, dated November 6, 2013, announcing the name change from DeVry Inc. to DeVry Education Group Inc.

99.3           Press Release, dated November 6, 2013, announcing Semi-Annual Dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY EDUCATION GROUP INC.
(Registrant)

Date:	November 6, 2013	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Vice President, Finance and Chief Accounting Officer